Exhibit A
---------

(1)  Does not include the following derivative securities owned by Mr. Ben-Ozer:

                                                                                                          9.
                                                                                                          Number    10.
                                                                                                          of        Owner-
                                                                                                          deriv-    ship
                                                                                                          ative     Form
             2.                                                                                           Secur-    of
             Conver-                            5.                              7.                        ities     Deriv-   11.
             sion                               Number of                       Title and Amount          Bene-     ative    Nature
             or                                 Derivative    6.                of Underlying     8.      ficially  Secur-   of
             Exer-            3A.      4.       Securities    Date              Securities        Price   Owned     ity:     In-
             cise             Deemed   Trans-   Acquired (A)  Exercisable and   (Instr. 3 and 4)  of      Follow-   Direct   direct
             Price   3.       Execut-  action   or Disposed   Expiration Date   ----------------  Deriv-  ing       (D) or   Bene-
1.           of      Trans-   ion      Code     of(D)         (Month/Day/Year)            Amount  ative   Reported  In-      ficial
Title of     Deriv-  action   Date if  (Instr.  (Instr. 3,    ----------------            or      Secur-  Trans-    direct   Owner-
Derivative   ative   Date     any      8)       4 and 5)      Date     Expira-            Number  ity     action(s) (I)      ship
Security     Secur-  (mm/dd/  (mm/dd/  ------   ------------  Exer-    tion               of      (Instr. (Instr.   (Instr.  (Instr.
(Instr. 3)   ity     yy)      yy)      Code V    (A)   (D)    cisable  Date     Title     Shares  5)      4)        4)       4)
------------------------------------------------------------------------------------------------------------------------------------
Stock Option
(right to                                                                       Common
buy)         $10.00  10/31/96                               10/31/98  10/31/96   Stock    6,000                     D
------------------------------------------------------------------------------------------------------------------------------------
Stock Option
(right to                                                                       Common
buy)         $10.00  12/31/96                               12/31/98  12/31/96   Stock    1,500                     D
------------------------------------------------------------------------------------------------------------------------------------
Stock Option
(right to                                                                       Common
buy)         $10.00  12/31/97                               12/31/99  12/31/07   Stock    6,000                     D
------------------------------------------------------------------------------------------------------------------------------------
Stock Option
(right to                                                                       Common
buy)         $10.00  12/31/98                               12/31/00  12/31/08   Stock    6,000                     D
------------------------------------------------------------------------------------------------------------------------------------
Stock Option
(right to                                                                       Common
buy)         $10.00  12/31/99                               12/31/01  12/31/09   Stock    6,000           25,500    D
------------------------------------------------------------------------------------------------------------------------------------
